AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 26, 2000
                                                     REGISTRATION NO. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM S-1

                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                        APPLIED MOLECULAR EVOLUTION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                 33-0374014
    (STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)

                               3520 DUNHILL STREET
                           SAN DIEGO, CALIFORNIA 92121
                                 (858) 597-4990
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                 INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL
                               EXECUTIVE OFFICES)

                        ---------------------------------

                          WILLIAM D. HUSE, M.D., PH.D.
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                3520 DUNHILL STREET, SAN DIEGO, CALIFORNIA 92121
                                 (858) 597-4990
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                        ---------------------------------


                                   COPIES TO:

     THOMAS E. SPARKS, JR., ESQ.                    JOEL M. BERNSTEIN, ESQ.
      DEAN M. POULAKIDAS, ESQ.                       MCDERMOTT, WILL & EMERY
         ALAN G. SMITH, ESQ.                         2049 CENTURY PARK EAST
    PILLSBURY MADISON & SUTRO LLP                     LOS ANGELES, CA 90067
            P.O. BOX 7880                                (650) 493-9300
   SAN FRANCISCO, CALIFORNIA 94120
           (415) 983-1000

                        ---------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after this Registration Statement becomes effective.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-36830

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ______

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------
                                                       PROPOSED          PROPOSED
                                                       MAXIMUM           MAXIMUM
                                                       OFFERING         AGGREGATE         AMOUNT OF
     TITLE OF EACH CLASS OF         AMOUNT TO BE      PRICE PER          OFFERING       REGISTRATION
  SECURITIES TO BE REGISTERED      REGISTERED(1)       SHARE(2)          PRICE(2)            FEE
------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value       10,625,000        $16.00          $17,000,000       $4,488.00
                                     shares
------------------------------------------------------------------------------------------------------

(1) Includes 159,375 shares that the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), by Applied Molecular Evolution, Inc. (the "Company"), pursuant to Rule 462(b) under the Act. This Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-36830) relating to the offering of up to 4,312,500 shares of Common Stock of the Company.


                                  CERTIFICATION

        The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on July 27, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) it will confirm receipt of such instructions by the bank during regular business hours on July 27, 2000.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 26th day of July, 2000.

                                       APPLIED MOLECULAR EVOLUTION, INC.

                                       By /s/ William D. Huse, M.D., Ph.D.
                                         ------------------------------------
                                             William D. Huse, M.D., Ph.D.
                                         President and Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                Name                                Title
                ----                                -----
/s/ William D. Huse, M.D., Ph.D.       Chief Executive Officer,           July 26, 2000
-----------------------------------       President and Director
    William D. Huse, M.D., Ph.D.          (Principal Executive Officer)

                *                      Chief Financial Officer            July 26, 2000
-----------------------------------       (Principal Financial and
    Lawrence E. Bloch, M.D., J.D.         Accounting Officer)

                *                      Director                           July 26, 2000
-----------------------------------
    Costa G. Sevastopoulos, Ph.D.

                *                      Director                           July 26, 2000
-----------------------------------
         James J. Bochnowski

                *                      Director                           July 26,, 2000
-----------------------------------
        Peter K. Hilal, M.D.

                *                      Director                           July 26, 2000
-----------------------------------
           James G. Morris

*By /s/ William D. Huse, M.D., Ph.D.
  ----------------------------------
     William D. Huse, M.D., Ph.D.
           Attorney-in-Fact



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

                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER                DESCRIPTION OF DOCUMENT
  ------               -----------------------
   5.1         Opinion of Pillsbury Madison & Sutro LLP (incorporated by
               reference to Exhibit 5.1 to the Registrant's Registration
               Statement on Form S-1 (File No. 333-36830).

   23.1        Consent of Ernst & Young LLP, independent auditors.

   23.2 Consent of Pillsbury Madison & Sutro LLP (included in its opinion filed as Exhibit 5.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-36830)).



                                      II-1